As approved by Board of Directors
April 26, 2007
Exhibit 10.3
COVAD COMMUNICATIONS GROUP, INC.
2007 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK AWARD
GRANT NUMBER:
     You have been granted an award of Restricted Shares of Common Stock of Covad Communications Group, Inc. (the “Company”) under the Company’s 2007 Equity Incentive Plan (the “Plan”) on the following terms:

1. Name of Grantee:

2. Total Number of Restricted Shares Awarded:

3. Fair Market Value per Restricted Share:	$

4. Total Fair Market Value of Award:	$

5. Purchase Price per Restricted Share:	$

6. Total Purchase Price for all Restricted Shares:	$

7. Date of Grant:

8. Vesting Commencement Date

9. Vesting Schedule: [Subject to your continued service as an employee, director or consultant of the Company, .]
     By your signature and the signature of the Company’s representative below, you and the Company agree that the Award of Restricted Shares is governed by the terms and conditions of the Plan and the Restricted Share Agreement (together with this notice the “Restricted Stock Purchase Agreement”), which is attached hereto. If the Restricted Stock Purchase Agreement is not executed by you within thirty (30) days of the Date of Grant above, then this grant shall be void.

COVAD COMMUNICATIONS GROUP, INC.	RECIPIENT:

By:	Signature

Its:	Please Print Name

As approved by Board of Directors
April 26, 2007
COVAD COMMUNICATIONS GROUP, INC.
2007 Equity Incentive Plan
RESTRICTED SHARE AGREEMENT
     THIS RESTRICTED SHARE AGREEMENT (this “Agreement”) is made as of                     , 20___by and between Covad Communications Group, Inc., a Delaware corporation (the “Company”), and                                                              (“Participant”) pursuant to the Company’s 2007 Equity Incentive Plan (the “Plan”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan.
     1. Sale of Stock. Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) the Company will issue and sell to Participant, and Participant agrees to purchase from the Company the number of Shares shown on the Notice of Restricted Stock Award at a purchase price of $                     per Share. The per Share purchase price of the Shares shall be not less than the par value of the Shares as of the date of the offer of such Shares to the Participant. The term “Shares” refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Participant is entitled by reason of Participant’s ownership of the Shares.
     2. Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties, or on such other date as the Company and Participant shall agree (the “Purchase Date”). On the Purchase Date, the Company will issue in Participant’s name a stock certificate representing the Shares to be purchased by Participant against payment of the purchase price therefor by Participant by (a) check made payable to the Company, (b) cancellation of indebtedness of the Company to Participant, (c) Participant’s personal services that the Committee has determined have already been rendered to the Company and have a value not less than aggregate par value of the Shares to be issued Participant, or (d) a combination of the foregoing.
     3. Restrictions on Resale. By signing this Agreement, Participant agrees not to sell any Shares acquired pursuant to the Plan and this Agreement at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. This restriction will apply as long as Participant is providing Service to the Company or a Subsidiary of the Company.
          3.1 Repurchase Right on Termination Other Than for Cause. For the purposes of this Agreement, a “Repurchase Event” shall mean an occurrence of one of:
               (i) termination of Participant’s service, whether voluntary or involuntary and with or without cause;
               (ii) resignation, retirement or death of Participant; or
               (iii) any attempted transfer by Participant of the Shares, or any interest therein, in violation of this Agreement.

As approved by Board of Directors
April 26, 2007
Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to purchase the Shares of Participant at a price equal to the Price (the “Repurchase Right”). The Repurchase Right shall lapse in accordance with the vesting schedule set forth in the Notice of Restricted Stock Award. For purposes of this Agreement, “Unvested Shares” means Stock pursuant to which the Company’s Repurchase Right has not lapsed.
          3.2 Exercise of Repurchase Right. Unless the Company provides written notice to Participant within 90 days from the date of termination of Participant’s employment or consulting relationship that the Company does not intend to exercise its Repurchase Right with respect to some or all of the Unvested Shares, the Repurchase Right shall be deemed automatically exercised by the Company as of the 90th day following such termination, provided that the Company may notify Participant that it is exercising its Repurchase Right as of a date prior to such 90th day. Unless Participant is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Right as to some or all of the Unvested Shares, execution of this Agreement by Participant constitutes written notice to Participant of the Company’s intention to exercise its Repurchase Right with respect to all Unvested Shares to which such Repurchase Right applies at the time of Termination of Participant. The Company, at its choice, may satisfy its payment obligation to Participant with respect to exercise of the Repurchase Right by either (A) delivering a check to Participant in the amount of the purchase price for the Unvested Shares being repurchased, or (B) in the event Participant is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. In the event of any deemed automatic exercise of the Repurchase Right by canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, such cancellation of indebtedness shall be deemed automatically to occur as of the 90th day following termination of Participant’s employment or consulting relationship unless the Company otherwise satisfies its payment obligations. As a result of any repurchase of Unvested Shares pursuant to the Repurchase Right, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Unvested Shares being repurchased by the Company, without further action by Participant.
          3.3 Acceptance of Restrictions. Acceptance of the Shares shall constitute Participant’s agreement to such restrictions and the legending of his or her certificates with respect thereto. Notwithstanding such restrictions, however, so long as Participant is the holder of the Shares, or any portion thereof, he or she shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a stockholder with respect thereto.
          3.4 Non-Transferability of Unvested Shares. In addition to any other limitation on transfer created by applicable securities laws or any other agreement between the Company and Participant, Participant may not transfer any Unvested Shares, or any interest therein, unless consented to in writing by a duly authorized representative of the Company. Any purported transfer is void and of no effect, and no purported transferee thereof will be recognized as a holder of the Unvested Shares for any purpose whatsoever. Should such a transfer purport to occur, the Company may refuse to carry out the transfer on its books, set aside the transfer, or exercise any other legal or equitable remedy. In the event the Company consents to a transfer of Unvested Shares, all transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Right. In the event of any purchase by the Company hereunder where the Shares or interest are held by a transferee, the transferee shall be obligated, if requested by the Company, to transfer the Shares or interest to the Participant for consideration equal to the amount to be paid by the Company hereunder. In the event the Repurchase Right is deemed exercised by the Company, the Company may deem any transferee to have transferred the Shares or interest to Participant

As approved by Board of Directors
April 26, 2007
prior to their purchase by the Company, and payment of the purchase price by the Company to such transferee shall be deemed to satisfy Participant’s obligation to pay such transferee for such Shares or interest, and also to satisfy the Company’s obligation to pay Participant for such Shares or interest.
          3.5 Assignment. The Repurchase Right may be assigned by the Company in whole or in part to any persons or organization.
     4. Restrictive Legends and Stop Transfer Orders.
          4.1 Legends. The certificate or certificates representing the Shares shall bear the following legend (as well as any legends required by applicable state and federal corporate and securities laws):
THE SHARE REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.
          4.2 Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
          4.3 Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as the owner or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
     5. No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s employment, for any reason, with or without cause.
     6. Miscellaneous.
          6.1 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.
          6.2 The Plan and Other Agreements; Enforcement of Rights. The text of the Plan and the Notice of Restricted Stock Award to which this Agreement is attached are incorporated into this Agreement by reference. This Agreement, the Plan and the Notice of Restricted Stock Award to which this Agreement is attached constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Restricted Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
          6.3 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the

As approved by Board of Directors
April 26, 2007
event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i)such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.
          6.4 Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
          6.5 Notices. Any notice to be given under the terms of the Plan shall be addressed to the Company in care or its principal office, and any notice to be given to the Participant shall be addressed to such Participant at the address maintained by the Company for such person or at such other address as the Participant may specify in writing to the Company.
          6.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall he deemed an original and all of which together shall constitute one instrument.
          6.7 Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of., and be enforceable by, the Company’s successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.
          6.8 U.S. Tax Consequences. Upon vesting of Shares, Participant will include in taxable income the difference between the fair market value of the vesting Shares, as determined on the date of their vesting, and the price paid for the Shares. This will be treated as ordinary income by Participant and will be subject to withholding by the Company when required by applicable law. In the absence of an Election (defined below) the Company shall withhold a number of vesting Shares with a fair market value (determined on the date of their vesting) equal to the amount the Company is required to withhold for income and employment taxes. If Participant makes an Election, then Participant must, prior to making the Election, pay in cash (or check) to the Company an amount equal to the amount the Company is required to withhold for income and employment taxes.
     7. Section 83(b) Election. Participant hereby acknowledges that he or she has been informed that, with respect to the purchase of the Shares, an election may be filed by the Participant with the Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase (the “Election”). Making the Election will result in recognition of taxable income to the Participant on the date of purchase, measured by the excess, if any, of the Fair Market Value of the Shares over the purchase price for the Shares. Absent such an Election, taxable income will be measured and recognized by Participant at the time or times on which the Company’s Repurchase Right lapses. Participant is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election. PARTICIPANT ACKNOWLEDGES THAT IT IS SOLELY PARTICIPANT’S RESPONSIBILITY, AND NOT THE COMPANY’S RESPONSIBILITY, TO TIMELY FILE THE

As approved by Board of Directors
April 26, 2007
ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PARTICIPANT REQUESTS THE COMPANY, OR ITS REPRESENTATIVE, TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.
     The parties have executed this Agreement as of the date first set forth above.

COVAD COMMUNICATIONS GROUP, INC.

By:

Its:

RECIPIENT:

Signature

Please Print Name

As approved by Board of Directors
April 26, 2007
RECEIPT
     Covad Communications Group, Inc. hereby acknowledges receipt of (check as applicable):
☐ A check in the amount of $
☐ The cancellation of indebtedness in the amount of $
given by                                          as consideration for Certificate No. -                     for                                          shares of Common Stock of Covad Communications Group, Inc.
Dated:

COVAD COMMUNICATIONS GROUP, INC.

By:

Its:

As approved by Board of Directors
April 26, 2007
RECEIPT AND CONSENT
     The undersigned Participant hereby acknowledges receipt of a photocopy of Certificate No. -                     for                               shares of Common Stock of Covad Communications Group, Inc. (the “Company”)
     The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Restricted Shares Agreement that Participant has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned’s name. To facilitate any transfer of Shares to the Company pursuant to the Restricted Shares Agreement, Participant has executed the attached Assignment Separate from Certificate.
Dated:                                         , 20____

Signature

Please Print Name

As approved by Board of Directors
April 26, 2007
STOCK POWER AND ASSIGNMENT
SEPARATE FROM STOCK CERTIFICATE
     FOR VALUE RECEIVED and pursuant to that certain Restricted Share Agreement dated as of                                         , ___, [COMPLETE AT THE TIME OF PURCHASE] (the “Agreement”), the undersigned Participant hereby sells, assigns and transfers unto                                         ,                      shares of the Common Stock $0.001, par value per share, of Covad Communications Group, Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s). ___[COMPLETE AT THE TIME OF PURCHASE] delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.
Dated:                                         , ___

PARTICIPANT

(Signature)

(Please Print Name)
Instructions to Participant: Please do not fill in any blanks other than the signature line. The purpose of this document is to enable the Company and/or its assignee(s) to acquire the shares upon exercise of its “Repurchase Right” set forth in the Agreement without requiring additional action by the Participant.